UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIE EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2012

EXCLUSIVE BUILDING SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-170393	27-3566307
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

5137 E. Armor St., Cave Creek, AZ 85331
(Address of principal executive offices)

602.326.8290

Registrant's telephone number, including area code

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, l4a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

      . Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I7 CFR 240, 13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the "Current Report") contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document include, among others, statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations both in the United States and internationally, if applicable, operating costs, our ability to achieve revenues, our business model and products and other factors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential" or "continue", the negative of such terms or other comparable terminology. In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission (the "SEC"). These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "Exclusive" or the "Registrant" refer to Exclusive Building Services, Inc.

Item 8.01 Other Events

On July 10, 2012, Exclusive and Dethrone Royalty, Inc. (“Dethrone”) signed a Letter of Intent (“LOI”) to negotiate and complete a business combination under which Dethrone will become a wholly-owned subsidiary of Exclusive. The principal terms of the LOI are:

•

The current directors of EXBS, Mike Holley and Toby McBride, will return 29,050,000 shares of their 49,050,000 common shares of EXBS to the Company treasury. EXBS will then issue 29,050,000 newly-issued shares of common stock to Nick Swinmurn and Dan Swinmurn for all of the outstanding shares of Dethrone. Dethrone will then become a wholly-owned subsidiary of EXBS.

•

Following the completion of the transaction contemplated by the LOI, the EXBS Board of Directors will consist of Mike Holley, Toby McBride, Nick Swinmurn and Dan Swinmurn. They will discuss electing an agreed-upon fifth member of the Board. The former Dethrone shareholders will collectively hold 30.65% of the outstanding shares of common stock of EXBS and Messrs. Holley and McBride will collectively hold 21.11% of the outstanding shares of common stock of EXBS.

•

Messrs. Holley and McBride will be responsible for the operations of the EXBS subsidiary, TO Sports Innovation, Inc., that will be introducing energy beverages to the marketplace in September, and Nick and Dan Swinmurn will be responsible for the operations of Dethrone.

•

The Company will seek the assistance of advisors to assist it to raise up to $1,000,000 in capital to be used principally to expand the operations of Dethrone. If Nick or Dan Swinmurn makes loans to Dethrone prior to EXBS raising funds, such loans will be repaid from the proceeds of any amounts raised.

Dethrone, founded in 2009, markets shirts, shorts, hats and other accessories catering to fans of Mixed Martial Arts. It also sponsors athletes who participate in Mixed Martial Arts. Dethrone reported unaudited sales of $1,310,481 in 2011 and $1,068,148 in 2010. It is headquartered in Burlingame, CA. Its Web Address is www.dethrone.com.

Prior to starting Dethrone, Nick Swinmurn founded Zappos.com in 1999. Zappos was sold to Amazon.com, Inc. in 2009.

Exclusive intends to change its corporate name to Dethrone Royalty Holdings, Inc.

All parties are working to execute a transaction contemplated by the LOI as quickly as possible. However, no assurances can be given that such a transaction will be completed or, if it is completed, the timing needed to do so.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2012

Exclusive Building Services, Inc.

              (Registrant)

/s/ Toby McBride

Toby McBride

Chief Executive Officer

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